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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2003



                                  PEMSTAR INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


           Minnesota                      0-31223                41-1771227
--------------------------------------------------------------------------------
 (State or other jurisdiction    (Commission file number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)



             3535 Technology Drive N.W., Rochester, Minnesota 55901
             ------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (507) 288-6720
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events

On March 28, 2003, Pemstar, Inc. (the Company) entered into a Lease Agreement by and between PEM(MN) QRS 15-39, INC. and the Company dated March 28, 2003 (the "Lease Agreement") wherein the Company sold the land (excluding certain excess land) and buildings presently occupied by the Company's headquarters offices and the majority of the Company's Rochester, Minnesota, manufacturing facilities and leased these facilities back for a period of 20 years in a triple net lease. The agreement provides the Company the option to repurchase the property at market upon termination, or at a premium to market if repurchased at an earlier date. The Lease Agreement is filed with this report as Exhibit 99.1. As a result of the sale, City of Rochester Bonds, totaling $3,870,000 will be paid off early, terminating those arrangements.

On April 25, 2003, the Company entered into a Loan and Security Agreement by and among the Company, Turtle Mountain Corporation, Pemstar Pacific Consultants Inc., Gentlelife, Inc. and Congress Financial Corporation and Fleet Capital Corporation, dated April 25, 2003 (the "Loan Agreement") which provides a revolving line of credit of up to $90 million of borrowings based on eligible collateral through April 25, 2006. The proceeds will be used to pay off the prior loans outstanding under the lines provided by IBM Credit Corporation and US Bank National Association, terminating those facilities, and for working capital requirements. The Loan Agreement and Amendment No. 1 to the Loan Agreement are filed with this report as Exhibits 4.1 and 4.2.

Item 7. Financial Statements and Exhibits

(c) The following exhibit is being furnished herewith: .

     4.1 Loan and Security Agreement between the Company, Turtle Mountain Corporation, Pemstar Pacific Consultants Inc. and Gentlelife, Inc., Congress Financial Corporation and Fleet Capital Corporation dated April 25, 2003.

     4.2 Amendment No. 1 to Loan and Security Agreement, dated as of April 25, 2003, between the Company, Turtle Mountain Corporation, Pemstar Pacific Consultants Inc., Congress Financial Corporation and Fleet Capital Corporation dated April 25, 2003.

     99.1 Lease agreement between Company and PEM (MN) QRS 15-39, INC., a Delaware corporation, dated March 28, 2003.

     99.2 Press Release, dated April 28, 2003, of Pemstar, Inc

Item 9. Regulation FD Disclosure (also Item 12, Disclosure of Results of Operations and Financial Condition)

     The following information is being provided under Item 12, Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit 99.2 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

     On April 28, 2003, Pemstar, Inc. issued a press release which included guidance on the Company's anticipated results of operations and financial condition for the completed fiscal quarter ended March 31, 2003. The release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

May 2, 2003                    PEMSTAR, INC.



                               By: /s/ Gregory S. Lea
                                   ---------------------------------------------
                                   Gregory S. Lea, Executive Vice President and
                                    Chief Financial Officer

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                                  EXHIBIT INDEX

4.1 Loan and Security Agreement between the Company, Turtle Mountain Corporation, Pemstar Pacific Consultants Inc. and Gentlelife, Inc., Congress Financial Corporation and Fleet Capital Corporation dated April 25, 2003.

4.2 Amendment No. 1 to Loan and Security Agreement, dated as of April 25, 2003, between the Company, Turtle Mountain Corporation, Pemstar Pacific Consultants Inc. and Gentlelife, Inc., Congress Financial Corporation and Fleet Capital Corporation dated April 25, 2003.

99.1 Lease agreement between Company and PEM (MN) QRS 15-39, INC., a Delaware corporation, dated March 28, 2003.

99.2 Press Release, dated April 28, 2003, of Pemstar, Inc.

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